Exhibit 10.2

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                                                          Bank of America [LOGO]

                                                 EQUITY FINANCIAL PRODUCTS GROUP
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Bank of America, N.A.
c/o Banc of America Securities LLC
9 West 57th Street, 40th Floor
New York, NY 10019

                                                  March 7, 2006

To: Albany International Corp.
1373 Broadway
Albany, New York 12204
Attention: Christopher J. Connally, Corporate Treasurer
Telephone No.:  (518) 445-2212
Facsimile No.:  (518) 447-6305

Re: Warrants
Ref. No.: NY-21552

      The purpose of this letter agreement is to confirm the terms and conditions of the Warrants issued by Albany International Corp., a Delaware corporation (the "Company"), to Bank of America, N.A. ("BofA"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous agreements and serve as the final documentation for this Transaction.

      The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Transaction shall be deemed to be a Share Option Transaction within the meaning set forth in the Equity Definitions.

      Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between BofA and the Company as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the "Agreement") as if BofA and the Company had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

       Trade Date:                                March 7, 2006


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

    Warrants:                           Equity  call  warrants,  each giving the
                                        holder the right to purchase one Share at the Strike Price, subject to the Settlement Terms set forth below. For the purposes of the Equity Definitions, each reference to a Warrant herein shall be deemed to be a reference to a Call
                                        Option.

    Warrant Style:                      American

    Buyer:                              BofA

    Seller:                             Company

    Shares: The Class A common stock of the Company, par value USD 0.001 per Share (Exchange symbol "AIN")

    Number of Warrants:                 1,374,662,   subject  to  adjustment  as
                                        provided herein

    Daily Number of Warrants:           Subject to "Expiration Dates" below, for
                                        any day,  the  Number of  Warrants  that
                                        have not expired or been exercised as of
                                        such  day,   divided  by  the  remaining
                                        number of  Expiration  Dates  (including
                                        such  day)  and  rounded   down  to  the
                                        nearest whole number to account for any fractional Daily Number of Warrants.

    Warrant Entitlement:                One Share per Warrant

    Multiple Exercise:                  Applicable

    Minimum Number of Warrants:         1

    Maximum Number of Warrants:         1,374,662

    Strike Price:                       USD 52.25

    Premium:                            USD 11,079,541.64

    Premium Payment Date:               March 13, 2006

    Exchange:                           The New York Stock Exchange

    Related Exchange(s):                The  principal  exchange(s)  for options
                                        contracts or futures contracts, if any, with respect to the Shares.

Exercise and Valuation:

    Expiration Time:                    The Valuation Time

    Expiration Dates:                   Each  Exchange  Business  Day during the
                                        period  beginning on and  including  the
                                        First  Expiration Date and ending on and
                                        including the 59th Exchange Business Day
                                        following  the  First   Expiration  Date
                                        shall be an "Expiration Date" for a number of Warrants equal to the Daily
                                        Number of Warrants on such day.


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


                                        Notwithstanding    the   foregoing   and
                                        anything  to the  contrary in the Equity
                                        Definitions,   if  a  Market  Disruption
                                        Event  occurs  on  any  Expiration  Date
                                        (including the First  Expiration  Date),
                                        the   Calculation   Agent   shall   make
                                        adjustments   to  the  Daily  Number  of
                                        Warrants  for which such day shall be an
                                        Expiration  Date and shall  designate  a
                                        scheduled  Exchange  Business  Day  or a
                                        number of  scheduled  Exchange  Business
                                        Days as the  Expiration  Date(s) for the
                                        remaining  Daily Number of Warrants or a
                                        portion   thereof  for  the   originally
                                        scheduled  Expiration  Date,  with  such
                                        adjustments   based  on,   among   other
                                        factors,  the  duration  of  any  Market
                                        Disruption   Event   and   the   volume,
                                        historical trading patterns and price of
                                        the  Shares;   provided   that  if  such
                                        Expiration   Date   has   not   occurred
                                        pursuant  to  this  sentence  as of  the
                                        eighth  (8th)   Exchange   Business  Day
                                        following the last scheduled  Expiration
                                        Date under this Transaction, such eighth
                                        (8th) Exchange Business Day shall be the
                                        final    Expiration    Date    and   the
                                        Calculation Agent shall determine its good faith estimate of the fair market value for the Shares as of the Valuation Time on that eighth Exchange Business Day.

    First Expiration Date:              June 15, 2013 (or, if such day is not an
                                        Exchange    Business   Day,   the   next
                                        following    Exchange   Business   Day),
                                        subject  to  Market   Disruption   Event
                                        below.

    Automatic Exercise:                 Applicable;  and means  that a number of
                                        Warrants for each Expiration Date equal to the Daily Number of Warrants (as adjusted pursuant to the terms hereof) for such Expiration Date will be deemed to be automatically exercised.

    Market Disruption Event:            Section  4.3(a)(ii) is hereby amended by
                                        adding  after the words "or Share Basket
                                        Transaction" in the first line thereof the phrase "a failure by the Exchange or Related Exchange to open for trading during its regular trading session or" and replacing the phrase "during the one-half hour period that ends at the relevant Valuation Time" with the phrase
                                        "at any time during the regular trading session on the Exchange or any Related
                                        Exchange, without regard to after hours or any other trading outside of the regular trading session hours".

Valuation applicable to each Warrant:

    Valuation Time:                     At the close of trading  of the  regular
                                        trading session on the Exchange.

    Valuation Date:                     Each Exercise Date.

Settlement Terms applicable to the Transaction:

Method of   Settlement:                 Net  Share  Settlement;  provided  that,
                                        with respect to all Warrants to be exercised on the Expiration Dates, Cash
                                        Settlement  shall


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

                                        apply if the Company validly elects Cash
                                        Settlement pursuant to the provisions of "Cash Settlement Election" below.

Net Share Settlement:                   On each  Settlement  Date,  the  Company
                                        shall   deliver   to  BofA,   the  Share
                                        Delivery  Quantity  for such  Settlement
                                        Date to the account specified herein free of payment through the Clearance
                                        System.

Share Delivery Quantity:                For each  Settlement  Date, (i) a number
                                        of Shares  (rounded  down to the nearest
                                        whole  Share),   as  calculated  by  the
                                        Calculation  Agent, equal to the sum of,
                                        for each Valuation Date that occurred in
                                        the calendar week immediately  preceding
                                        such  Settlement  Date,  the  Settlement
                                        Amount for such  Valuation  Date divided
                                        by  the   Settlement   Price   on   such
                                        Valuation Date, and (ii) cash in lieu of
                                        any  fractional   Share  (based  on  the
                                        Settlement  Price on the last  Valuation
                                        Date during such week).

Settlement Amount:                      For each Valuation Date, an amount equal
                                        to the  product  of (i)  the  number  of
                                        Warrants  exercised or deemed  exercised
                                        on the relevant  Exercise Date, (ii) the
                                        Strike  Price   Differential   for  such
                                        Valuation  Date and  (iii)  the  Warrant
                                        Entitlement.

Strike Price Differential:              (a)  If the  Settlement  Price  for  any
                                        Valuation   Date  is  greater  than  the
                                        Strike Price, an amount equal to the excess of such Settlement Price over the Strike Price; or

                                        (b) If such Settlement Price is less than or equal to the Strike Price, zero.

Settlement Price:                       For any  Valuation  Date,  the per Share
                                        volume-weighted    average    price   as
                                        displayed  under the heading  "Bloomberg
                                        VWAP" on Bloomberg page AIN <equity> AQR
                                        (or any successor thereto) in respect of
                                        the period  from 9:30 a.m.  to 4:00 p.m.
                                        (New York City  time) on such  Valuation
                                        Date (or if such volume-weighted average
                                        price is  unavailable,  the market value
                                        of one Share on such Valuation  Date, as
                                        determined  by  the  Calculation   Agent
                                        using a volume-weighted method).

Settlement Date:                        The first Exchange  Business Day of each
                                        calendar  week  shall be the  Settlement
                                        Date in respect of each Valuation Date that occurred during the prior calendar week.

Cash Settlement Election:               Notwithstanding  "Method of  Settlement"
                                        above,  with  respect to all Warrants to
                                        be  exercised on the  Expiration  Dates,
                                        the Company can elect Cash Settlement by
                                        delivering a written notice to BofA (the
                                        "Cash Settlement Notice") on or prior to
                                        the fifteenth (15th) scheduled  Exchange
                                        Business Day  immediately  preceding the
                                        First   Expiration   Date,   which  Cash
                                        Settlement Notice shall contain:

                                        (i) a representation that (x) on the date of such Cash Settlement Notice, the Company is not in possession of any material non-


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

                                        public  information  with respect to the
                                        Company or its  Shares,  (y) the Company
                                        is  electing  Cash  Settlement  in  good
                                        faith  and  not as  part  of a  plan  or
                                        scheme to evade the prohibitions of Rule
                                        10b-5 under the Securities  Exchange Act
                                        of 1934, as amended (the "Exchange Act")
                                        and (z) the Company has not entered into
                                        or  altered  any   hedging   transaction
                                        relating to the Shares corresponding to or offsetting the Transaction;

                                        (ii) a  representation  that the Company
                                        is  not,   on  the  date  of  such  Cash
                                        Settlement  Notice,  and will not be, on
                                        any day during the period  commencing on
                                        such  day  and   ending  on  the  second
                                        Exchange Business Day following the last
                                        Settlement     Date    hereunder    (the
                                        "Settlement   Period"),   engaged  in  a
                                        distribution, as such term is used in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of
                                        Regulation M;

                                        (iii) a representation  that the Company
                                        is  not  electing  Cash   Settlement  to
                                        create   actual  or   apparent   trading
                                        activity in the Shares (or any  security
                                        convertible into or exchangeable for the
                                        Shares)   or  to  raise  or  depress  or
                                        otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares);

                                        (iv) an  acknowledgment  by the  Company
                                        that (A) any  transaction  in  Shares by
                                        BofA following the Company's election of
                                        Cash Settlement  shall be made at BofA's
                                        sole   discretion  and  for  BofA's  own
                                        account  and (B) the  Company  does  not
                                        have, and shall not attempt to exercise,
                                        any influence over how, when, whether or
                                        at   what    price   to   effect    such
                                        transactions,     or    whether     such
                                        transactions are made on any securities exchange or privately; and

                                        (v) an  agreement  by the Company  that,
                                        during the  Settlement  Period,  without
                                        the prior written  consent of BofA,  the
                                        Company  shall not,  and shall cause its
                                        affiliated  purchasers  (each as defined
                                        in Rule 10b-18 under the  Exchange  Act)
                                        not   to,    directly   or    indirectly
                                        (including, without limitation, by means
                                        of a derivative  instrument),  purchase,
                                        offer  to  purchase,  place  any  bid or
                                        limit order that would effect a purchase
                                        of,  or   commence   any  tender   offer
                                        relating to, any Shares or any security convertible into or exchangeable for the Shares in the public markets.

Cash Settlement:                        If Cash  Settlement  is  applicable,  on
                                        each Settlement  Date, the Company shall
                                        deliver to BofA (to an account specified
                                        by  BofA)  the  sum  of  the  Settlement
                                        Amounts  for each  Valuation  Date  that
                                        occurred    in   the    calendar    week
                                        immediately  preceding  such  Settlement
                                        Date.

                                        The Company agrees that it shall not have the right to elect Cash Settlement if BofA notifies the Company that, it has determined


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

                                        that  in  the  good   faith   reasonable
                                        judgment  of BofA,  based upon advice of
                                        counsel   and  as  a  result  of  events
                                        occurring  after  the  Trade  Date,  the
                                        election  of  Cash   Settlement  or  any
                                        purchases of Shares that BofA (or its affiliates) might make in connection therewith would raise material risks under applicable securities laws.

Failure to Deliver:                     Inapplicable

Other Applicable Provisions:            If Net  Share  Settlement  applies,  the
                                        provisions  of Sections  6.6,  6.7, 6.8,
                                        6.9 and 6.10 of the  Equity  Definitions
                                        will  be  applicable,  except  that  all
                                        references   in   such   provisions   to
                                        "Physically-Settled"  shall  be  read as
                                        references to "Net Share Settled".  "Net
                                        Share   Settled"   in  relation  to  any
                                        Warrant means that Net Share Settlement is applicable to that Warrant.

3. Additional Terms applicable to the Transaction:

   Adjustments applicable to the Warrants:

    Method of Adjustment:               Calculation   Agent   Adjustment.    For
                                        avoidance   of  doubt,   in  making  any
                                        adjustments     under     the     Equity
                                        Definitions,  the Calculation  Agent may
                                        adjust the Strike  Price,  the Number of
                                        Warrants,  the Daily  Number of Warrants
                                        and     the     Warrant     Entitlement.
                                        Notwithstanding the foregoing, any cash dividends or distributions, whether or not extraordinary, shall be governed by
                                        Section 9(l) of this Confirmation and not by Section 9.1(c) of the Equity
                                        Definitions.

Extraordinary Events applicable to the Transaction:

       Consequence of Merger Events

       (a)  Share-for-Share:            Alternative  Obligation;  provided  that
                                        the Calculation  Agent will determine if
                                        the Merger Event affects the theoretical
                                        value of the Transaction and, if so, the
                                        Calculation Agent shall make adjustments
                                        to  the  Strike  Price,  the  Number  of
                                        Warrants,  the Daily  Number of Warrants
                                        and  the  Warrant  Entitlement  and  any
                                        other  term  necessary  to  reflect  the
                                        characteristics  (including  volatility,
                                        dividend  practice,  borrow cost, policy
                                        and   liquidity)   of  the  New  Shares.
                                        Notwithstanding      the      foregoing,
                                        Cancellation  and Payment shall apply in
                                        the  event  the  New   Shares   are  not
                                        publicly   traded  on  a  United  States
                                        national securities exchange or quoted on the NASDAQ National Market (or any successor thereto).

       (b) Share-for-Other:             Cancellation and Payment

       (c)  Share-for-Combined:         Alternative Obligation in respect of the
                                        portion of the consideration for the relevant Shares that consists of New
                                        Shares and subject to any adjustment described in the proviso contained in Share-for-Share above, and Cancellation and


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

                                        Payment in respect of the portion of the
                                        consideration  for the  relevant  Shares
                                        that  consists  of Other  Consideration.
                                        Notwithstanding      the      foregoing,
                                        Cancellation  and Payment shall apply in
                                        the  event  the  New   Shares   are  not
                                        publicly   traded  on  a  United  States
                                        national securities exchange or quoted on the NASDAQ National Market (or any successor thereto).

       Nationalization or Insolvency:   Cancellation and Payment

4. Calculation Agent:                   BofA.  Whenever the Calculation Agent is
                                        required to act or to exercise judgment in any way, it will do so in good faith and in a commercially reasonable manner to achieve a commercially reasonable result.

                                        The Calculation  Agent shall,  not later
                                        than the  third  Currency  Business  Day
                                        following  receipt of a written  request
                                        of the Company, provide the Company with
                                        a  written  explanation  of the basis of
                                        any    determination,    adjustment   or
                                        calculation  made  hereunder;   provided
                                        that if,  after  reviewing  such written
                                        explanation, the Company objects to such
                                        determination,       adjustment       or
                                        calculation,  then the Company, BofA and
                                        the   Calculation   Agent   shall   make
                                        reasonable  good faith  efforts to agree
                                        upon   an   appropriate   determination,
                                        adjustment or calculation.

5. Account Details:

         (a) Account for payments to the Company:

               JPMorgan, New York
               ABA: 021-000-021
               Acct: CHASUS33
               Acct No.: 910-1010-693

             Account for delivery of Shares from the Company:

               DTC 50108   (Computershare)
               Note: the shares cannot be sent electronically.
                     They must be DWACed.

         (b) Account for payments from/to BofA:

             Bank of America, N.A.
             San Francisco, CA
             SWIFT: BOFAUS65
             Bank Routing: 121-000-358
             Account Name: Bank of America
             Account No.: 12333-34172

             Account for delivery of Shares to BofA:

               DTC 0733
               Acct Name: Bank of America NA
               Acct #: 116-0077

6. Offices:


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

The Office of the Company for the Transaction is: Inapplicable, the Company is not a Multibranch Party.

The Office of BofA for the Transaction is: New York

             Bank of America, N.A.
             c/o Banc of America Securities LLC
             9 West 57th Street, 40th Floor
             New York, NY  10019

7. Notices: For purposes of this Confirmation:

(a)          Address for notices or communications to the Company:

             Albany International Corp.
             1373 Broadway
             Albany, New York 12204
             Attention: Christopher J. Connally
             Telephone No.:   (518) 445-2235
             Facsimile No.:   (518) 447-6305

             With a copy to:

             Albany International Corp.
             1373 Broadway
             Albany, New York 12204
             Attention: Charles J. Silva, Jr.
             Telephone No.:   (518) 445-2277
             Facsimile No.:  (518) 447-6575

         (b) Address for notices or communications to BofA:

             Bank of America, N.A.
             c/o Banc of America Securities LLC
             Equity Financial Products
             Attention: Legal Department
             9 West 57th Street, 40th Floor
             New York, NY 10019
             Facsimile No.: (212) 326-8610

8. Representations and Warranties of the Company

The representations and warranties of the Company set forth in Section 4 of the Purchase Agreement (the "Purchase Agreement") dated as of the Trade Date and relating to the issuance of USD 150,000,000 principal amount of 2.25% Convertible Senior Notes due 2026, (the "Convertible Notes") between the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Initial Purchasers are true and correct and are hereby deemed to be repeated to BofA as if set forth herein. The Company hereby further represents and warrants to BofA that:

      (a) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on the Company's part; and this Confirmation has been duly and validly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable against the Company in accordance with its terms, subject to


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

            applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

      (b) Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of the Company hereunder will conflict with or result in a breach of the certificate of incorporation or by-laws (or any equivalent documents) of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which the Company or any of its Significant Subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument, or breach or constitute a default under any agreements and contracts of the Company and its Significant Subsidiaries filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as updated by any subsequent filings.

      (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance by the Company of this Confirmation, except such as have been obtained or made and such as may be required under the Securities Act of 1933, as amended (the "Securities Act") or state securities laws.

      (d) The Shares of the Company initially issuable upon exercise of the Warrant by the net share settlement method (the "Warrant Shares") have been reserved for issuance by all required corporate action of the Company. The Warrant Shares have been duly authorized and, when delivered against payment therefor (which may include Net Share Settlement in lieu of cash) and otherwise as contemplated by the terms of the Warrant following the exercise of the Warrant in accordance with the terms and conditions of the Warrant, will be validly issued, fully-paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

      (e) The Company is an "eligible contract participant" (as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

            The   Company  is  a   corporation,   partnership,   proprietorship,
            organization, trust or other entity and:

            (A)   the Company has total assets in excess of USD 10,000,000;

            (B) the obligations of the Company hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in
                  Section    1a(12)(A)(i)    through   (iv),    1a(12)(A)(v)(I),
                  1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

            (C) the Company has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of the Company's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by the Company in the conduct of the Company's business.


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

      (f) The Company is not, on the date hereof, in possession of any material non-public information with respect to the Company.

9. Other Provisions:

      (a) Opinions. The Company shall deliver to BofA an opinion of counsel, dated as of the Trade Date, substantially in the form set forth in Exhibit A hereto.

      (b) Amendment. If the Initial Purchasers party to the Purchase Agreement exercise their right to purchase additional Convertible Notes as set forth therein, then, at the discretion of the Company, BofA and the Company will amend this Confirmation to provide for such increase in Convertible Notes (but on pricing terms acceptable to BofA and the Company) (such amendment to provide for the payment by BofA to the Company of the additional premium related thereto).

      (c) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and not upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

      (d) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the final Expiration Date, the Shares cease to be listed or quoted on the Exchange for any reason (other than a Merger Event as a result of which the shares of common stock underlying the Warrants are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the "Successor Exchange")) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange (a "Share De-listing"), then Cancellation and Payment (as defined in
            Section 9.6 of the Equity Definitions, treating the "Announcement Date" as the date of first public announcement that the Share De-listing will occur and the "Merger Date" as the date of the Share De-listing) shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder, provided that the Calculation Agent may make appropriate adjustments to the terms of this Transaction to reflect the effect of such re-listing. For the avoidance of doubt, in no event will a Share De-listing result in an obligation of BofA under this Confirmation to make a payment to the Company.

      (e) Repurchase Notices. The Company shall, on any day on which the Company effects any repurchase of Shares, promptly give BofA a written notice of such repurchase (a "Repurchase Notice") on such day if following such repurchase, the number of outstanding Shares on such day, subject to any adjustments provided herein, is (i) less than 25 million (in the case of the first such notice) or (ii) thereafter, more than 125,000 less than the number of Shares included in the immediately preceding Repurchase Notice. The Company agrees to indemnify and hold harmless BofA and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "Indemnified Person") from and against any and all losses (including losses relating to BofA's reasonable hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from reasonable hedging activities or cessation of such hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually may become subject to, as a result of the Company's failure to provide BofA with a Repurchase Notice on the day and in the manner specified in this Section 9(e), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Company in writing, and the Company, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Company may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the
            Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (e) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The indemnity and contribution agreements contained in this paragraph (e) shall remain operative and in full force and effect regardless of the termination of this Transaction.

      (f) Regulation M. The Company was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Exchange Act, of any securities of the Company, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of Regulation
            M. The Company shall not, until the second Exchange Business Day immediately following the Trade Date, engage in any such distribution.

      (g) No Manipulation. The Company is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

      (h) Board Authorization. The Company represents that it is entering into the Transaction, solely for the purposes stated in the board resolution authorizing this Transaction and in its public disclosure. The Company further represents that there is no internal policy, whether written or oral, of the Company that would prohibit the Company from entering into any aspect of this Transaction, including, but not limited to, the issuance of Shares pursuant hereto.

      (i) Transfer or Assignment. (i) The Company may not transfer any of its rights or obligations under this Transaction without the prior written consent of BofA. BofA may transfer or assign all or any portion of its rights or obligations under this Transaction in compliance with applicable laws without consent of the Company. In addition, if BofA's "beneficial ownership" (within the meaning of
            Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of the Company's outstanding shares, or the product of the Number of Warrants and the Warrant Entitlement divided by the total number of the Company's outstanding Shares (the "Warrant Equity Percentage") exceeds 15% and if, in the good faith, reasonable judgment of BofA based upon advice of counsel and as a result of events occurring after the Trade Date, BofA reasonably determines that it would be inadvisable to engage in alternative hedging transactions which would enable it to reduce its "beneficial ownership" or the Warrants Equity Percentage other than by transfer, assignment or termination, and BofA reasonably determines that it is unable after making commercially reasonable efforts to effect transfer or assignment on pricing terms and in a time period reasonably acceptable to BofA that would reduce its "beneficial ownership" to 7.5% or such Warrant Equity Percentage to 14.5%, respectively, BofA may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "Terminated Portion") of this Transaction, such that its "beneficial ownership" following such partial termination would be approximately equal to but less than 7.5% or the Warrant Equity Percentage approximately equal to 14.5%, as applicable.

            (ii) If BofA so designates an Early Termination Date with respect to a portion of this Transaction, (i) a payment shall be made pursuant to Section 6 of the Agreement as if an Early Termination Date occurred in respect of a Transaction having terms identical to this Transaction and a Number of Warrants equal to the Terminated
            Portion, (ii) the Company shall be the sole Affected Party with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. For the avoidance of doubt, if BofA assigns or terminates any Warrants hereunder, each Daily Number of Warrants not previously settled hereunder shall be reduced proportionately, as calculated by the Calculation Agent.

            (iii) Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing BofA to purchase, sell, receive or deliver any Shares or other securities to or from the Company, BofA may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform BofA's obligations in respect of this Transaction and any such designee may assume such obligations. BofA shall be discharged of its obligations to the Company only to the extent of any such performance.

      (j) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

      (k) Early Unwind. In the event the sale of Convertible Notes is not consummated with the initial purchasers for any reason by the close of business in New York on March 13, 2006 (or such later date as agreed upon by the parties) (March 13, 2006 or such later date as agreed upon being the "Early Unwind Date"), this Transaction shall automatically terminate (the "Early Unwind"), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of BofA and the Company under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that, if the failure to consummate the sale of the Convertible Notes results from a breach by the Company of any representation of or any undertaking by the Company contained in the Purchase Agreement, the Company shall purchase from BofA on the Early Unwind Date any Shares purchased by BofA or one or more of its affiliates in connection with this Transaction and reimburse BofA for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by BofA in its reasonable good faith discretion. BofA shall notify the Company of such amount, including, upon the Company's request, an explanation of the basis of determination of such amount, and the Company shall pay such amount in immediately available funds on the Early Unwind Date. BofA and the Company represent and acknowledge to the other that, subject to the proviso included in this Section, upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

      (l) Dividends. If at any time during the period from and including the Trade Date, to but excluding the Expiration Date, an ex-dividend date for a cash dividend occurs with respect to the Shares (an "Ex-Dividend Date"), and that dividend is different from the Regular Dividend on a per Share basis then the Calculation Agent will, in its reasonable discretion, adjust the Strike Price, the Number of Warrants, the Daily Number of Warrants and the Warrant Entitlement to preserve the fair value of the Warrant to BofA after taking into account such dividend. "Regular Dividend" shall mean USD 0.09 per Share per quarter.

      (m) Role of Agent. Each party agrees and acknowledges that (i) Banc of America Securities LLC ("BASL"), has acted solely as agent and not as principal with respect to this Transaction and (ii) BASL has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

      (n)   Additional Provisions.

            (i) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

            "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Merger Event, Nationalization, Insolvency or Share De-listing as the case may be."

            (ii) Sections 12.8 and 12.9 of the 2002 ISDA Equity Derivatives Definitions shall apply to this Transaction and, for the purposes of such sections, "Hedging Disruption", "Increased Cost of Hedging" and "Loss of Stock Borrow" shall be "Applicable" and, in each case, BofA shall be the Hedging Party and the Determining Party. With respect to the Loss of Stock Borrow, the "Maximum Stock Loan Rate" shall mean the Federal Funds Rate, as determined by the Calculation Agent, minus 50 basis points.

            "Federal Funds Rate" means, for any day, the rate set forth for such day opposite the caption "Federal funds", as such rate is displayed on the page FedsOpen <Index><GO> on the Bloomberg Professional Service or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

      (o) No Collateral or Setoff. Notwithstanding any provision of the Agreement or any other agreement between the parties to the contrary, the obligations of the Company hereunder are not secured by any collateral. Obligations under this Transaction shall not be set off by the Company (including, for the avoidance of doubt, pursuant to Section 6(f) of the Agreement) against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise. Any provision in the Agreement with respect to the satisfaction of the Company's payment obligations to the extent of BofA's payment obligations to the Company in the same currency and in the same Transaction (including, without limitation Section 2(c) thereof) shall not apply to the Company and, for the avoidance of doubt, the Company shall fully satisfy such payment obligations notwithstanding any payment obligation to the Company by BofA in the same currency and in the same Transaction. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (a) this Transaction and (b) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to the Share Termination Alternative.

      (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, in respect of this Transaction, an amount is payable by the Company to BofA, (i) pursuant to Section
            9.7 of the Equity Definitions (except in the event of a Nationalization or Insolvency or a Merger Event, in each case, in which the consideration to be paid to holders of Shares consists solely of cash) or (ii) pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which the Company is the Defaulting Party or a Termination Event in which the Company is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or in this Confirmation or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement or this Confirmation in each case resulting from an event or events outside the Company's control) (a "Payment Obligation"), the Company may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to BofA, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York local time on the Merger Date, the date of the occurrence of the Nationalization or Insolvency, the date of the Share De-listing or the Early Termination Date, as applicable. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in Section 6(e) with respect to (a) this Transaction and (b) any other Transactions under the Agreement, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to, in the case of clause (1)(a), the Company's Share Termination Alternative right hereunder.

            Share Termination Alternative:   If  applicable,  the Company  shall
                                             deliver    to   BofA   the    Share
                                             Termination  Delivery  Property  on
                                             the   date    when   the    Payment
                                             Obligation  would otherwise be due,
                                             subject  to  Section   9(q)  below,
                                             pursuant  to  Section  9.7  of  the
                                             Equity      Definitions,       this
                                             Confirmation,  or Section  6(d)(ii)
                                             and  6(e)  of  the  Agreement,   as
                                             applicable (the "Share  Termination
                                             Payment Date"), in satisfaction, of
                                             the  Payment   Obligation   in  the
                                             manner reasonably requested by BofA
                                             free of payment.

            Share Termination                A  number   of  Share   Termination
            Delivery Property:               Delivery  Units,  as  calculated by
                                             the Calculation Agent, equal to the
                                             Payment  Obligation  divided by the
                                             Share  Termination  Unit Price. The
                                             Calculation  Agent shall adjust the
                                             Share Termination Delivery Property
                                             by
                                             replacing any fractional portion of
                                             a security  therein  with an amount
                                             of cash  equal to the value of such
                                             fractional  security  based  on the
                                             values used to calculate  the Share
                                             Termination Unit Price.

            Share Termination Unit Price:    The  value  to  BofA  of   property
                                             contained in one Share  Termination
                                             Delivery  Unit  on  the  date  such
                                             Share  Termination  Delivery  Units
                                             are  to  be   delivered   as  Share
                                             Termination  Delivery Property,  as
                                             determined by the Calculation Agent
                                             in its  discretion by  commercially
                                             reasonable  means and  notified  by
                                             the   Calculation   Agent   to  the
                                             Company at the time of notification
                                             of the Payment  Obligation.  In the
                                             case   of   a   Private   Placement
                                             Settlement  of  Share   Termination
                                             Delivery  Units that are Restricted
                                             Shares  (as  defined  below) as set
                                             forth in  paragraph  (q)(i)  below,
                                             the Share  Termination  Unit  Price
                                             shall   be    determined   by   the
                                             discounted price applicable to such
                                             Share  Termination  Delivery Units.
                                             In  the   case   of  a   Registered
                                             Settlement  of  Share   Termination
                                             Delivery  Units that are Restricted
                                             Shares  (as  defined  below) as set
                                             forth in paragraph  (q)(ii)  below,
                                             the Share  Termination  Unit  Price
                                             shall  be the  Settlement  Price on
                                             the  Merger  Date,  the date of the
                                             occurrence  of the  Nationalization
                                             or  Insolvency,  the  date  of  the
                                             Share   De-listing   or  the  Early
                                             Termination Date, as applicable.

            Share Termination Delivery Unit: In the case of a Share  De-listing,
                                             Termination   Event   or  Event  of
                                             Default,  one Share or, in the case
                                             of Nationalization or Insolvency or
                                             a Merger Event,  a unit  consisting
                                             of the  number  or  amount  of each
                                             type  of  property  received  by  a
                                             holder   of  one   Share   (without
                                             consideration of any requirement to
                                             pay cash or other  consideration in
                                             lieu of  fractional  amounts of any
                                             securities) in such Nationalization
                                             or Insolvency or such Merger Event.
                                             If such  Merger  Event  involves  a
                                             choice  of   consideration   to  be
                                             received  by  holders,  such holder
                                             shall be deemed to have  elected to
                                             receive the maximum possible amount
                                             of cash.

            Failure to Deliver:              Inapplicable

            Other applicable provisions:     If    the     Share     Termination
                                             Alternative  is   applicable,   the
                                             provisions  of Sections  6.6,  6.7,
                                             6.8,  6.9  and  6.10  (as  modified
                                             above)  of the  Equity  Definitions
                                             will be applicable, except that all
                                             references  in such  provisions  to
                                             "Physically-Settled"  shall be read
                                             as references to "Share Termination
                                             Settled"  and  all   references  to
                                             "Shares"    shall    be   read   as
                                             references  to  "Share  Termination
                                             Delivery Units". "Share

                                             Termination Settled" in relation to
                                             this  Transaction  means  that  the
                                             Share  Termination  Alternative  is
                                             applicable to this Transaction.

      (q) Registration/Private Placement Procedures. If, in the reasonable opinion of BofA, based on the advice of counsel, following any delivery of Shares or Share Termination Delivery Property to BofA hereunder, such Shares or Share Termination Delivery Property would be in the hands of BofA subject to any applicable restrictions with respect to any registration or qualification requirement or prospectus delivery requirement for such Shares or Share Termination Delivery Property pursuant to any applicable federal or state securities law (including, without limitation, any such requirement arising under Section 5 of the Securities Act as a result of such Shares or Share Termination Delivery Property being "restricted securities", as such term is defined in Rule 144 under the Securities Act, or as a result of the sale of such Shares or Share Termination Delivery Property being subject to paragraph (c) of Rule 145 under the Securities Act) (such Shares or Share Termination Delivery Property, "Restricted Shares"), then delivery of such Restricted Shares shall be effected pursuant to either clause (i) or
            (ii) below at the election of the Company, unless waived by BofA. Notwithstanding the foregoing, solely in respect of any Warrants exercised or deemed exercised on any Expiration Date, (x) BofA shall use reasonable efforts to give notice to the Company no later than twenty (20) Exchange Business Days prior to the First Expiration Date if it believes at such time that this Section 9(q) would be applicable to Shares or Share Termination Delivery Property to be delivered in connection with any Expiration Date and (y) to the extent Net Share Settlement applies, the Company shall elect, prior to the first Settlement Date for the first Expiration Date, a
            Private Placement Settlement or Registered Settlement for all deliveries of Restricted Shares for all such Expiration Dates which election shall be applicable to all Settlement Dates for such Daily Number of Warrants and the procedures in clause (i) or clause (ii) below shall apply for all such delivered Restricted Shares on an aggregate basis commencing after the final Settlement Date for such Daily Number of Warrants. The Calculation Agent shall make reasonable adjustments to settlement terms and provisions under this Confirmation to reflect a single Private Placement Settlement or Registered Settlement for such aggregate Restricted Shares delivered hereunder.

            (i) If the Company elects to settle the Transaction pursuant to this clause (i) (a "Private Placement Settlement"), then delivery of Restricted Shares by the Company shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to BofA; provided that the Company may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by the Company to BofA (or any affiliate designated by BofA) of the Restricted Shares or the exemption pursuant to
                  Section 4(1) or Section 4(3) of the Securities Act for resales of the Restricted Shares by BofA (or any such affiliate of
                  BofA). The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to BofA, due diligence rights (for BofA or any designated buyer of the Restricted Shares by BofA), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to BofA. In the case of a Private Placement Settlement, BofA shall determine the appropriate discount to the Share Termination Unit Price (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) or any Settlement Price (in the case of settlement of Shares pursuant to Section 2 above) applicable to such Restricted Shares in a commercially reasonable manner and appropriately adjust the amount of such Restricted Shares to be delivered to BofA hereunder; provided that in no event shall such number be greater than 5,498,648 (the "Maximum Amount").

                  Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares (the "Due Date") shall be the Exchange Business Day following notice by BofA to the Company, of such applicable discount and the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Share Termination Payment Date (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) or on the Settlement Date for such Restricted Shares (in the case of settlement of Shares pursuant to Section 2 above).

                  In the event the Company shall not have delivered the full number of Restricted Shares otherwise applicable as a result of the proviso above relating to the Maximum Amount (such deficit, the "Deficit Restricted Shares"), the Company shall be continually obligated to deliver, from time to time until the full number of Deficit Restricted Shares have been delivered pursuant to this paragraph, Restricted Shares when, and to the extent, that (i) Shares are repurchased, acquired or otherwise received by the Company or any of its subsidiaries after the Trade Date (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved and (iii) the Company additionally authorizes and unissued Shares that are not reserved for other transactions. The Company shall immediately notify BofA of the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Restricted Shares to be delivered) and promptly deliver such Restricted Shares thereafter.

                  In the event of a Private Placement, the Net Share Settlement Amount or the Payment Obligation, respectively, shall be deemed to be the Net Share Settlement Amount or the Payment Obligation, respectively, plus an additional amount (determined from time to time by the Calculation Agent in its commercially reasonable judgment) attributable to interest that would be earned on such Net Share Settlement Amount or the Payment Obligation, respectively, (increased on a daily basis to reflect the accrual of such interest and reduced from time to time by the amount of net proceeds received by BofA as provided herein) at a rate equal to the open Federal Funds Rate plus the Spread for the period from, and including, such Settlement Date or the date on which the Payment Obligation is due, respectively, to, but excluding, the Due Date, calculated on an Actual/360 basis. The foregoing provision shall be without prejudice to BofA's rights under the Agreement (including, without limitation, Sections 5 and 6 thereof).

                  As used in this Section 9(p)(i), "Spread" means, with respect to any Net Share Settlement Amount or Payment Obligation, respectively, the credit spread over the applicable overnight rate that would be imposed if BofA were to extend credit to the Company in an amount equal to such Net Share Settlement Amount, all as determined by the Calculation Agent using its commercially reasonable judgment as of the related Settlement Date or Due Date, respectively. Commercial reasonableness shall take into consideration all factors deemed relevant by the Calculation Agent, which are expected to include, among other things, the credit quality of the Company (and any relevant affiliates) in the then-prevailing market and the credit spread of similar companies in the relevant industry and other companies having a substantially similar credit quality.

            (ii) If the Company elects to settle the Transaction pursuant to this clause (ii) (a "Registration Settlement"), then the Company shall promptly (but in any event no later than the beginning of the Resale Period) file and use its reasonable best efforts to make effective under the Securities Act a registration statement or supplement or amend an outstanding registration statement in form and substance reasonably satisfactory to BofA, to cover the resale of such Restricted Shares in accordance with customary resale registration procedures, including covenants, conditions, representations, underwriting discounts (if applicable), commissions (if applicable), indemnities due diligence rights, opinions and certificates, and such other documentation as is customary for equity resale underwriting agreements, all reasonably acceptable to BofA. If BofA, in its reasonable discretion, is not satisfied with such procedures and documentation, Private Placement Settlement shall apply. If BofA is satisfied with such procedures and documentation, it shall sell the Restricted Shares pursuant to such registration statement during a period (the "Resale Period") commencing on
                  (x) the Share Termination Payment Date in case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above or (y) the Settlement Date in respect of the final Expiration Date for all Daily Number of Warrants and ending on the earliest of (i) the Exchange Business Day on which BofA completes the sale of all Restricted Shares or a sufficient number of Restricted Shares so that the realized net proceeds of such sales exceed the Payment Obligation (as defined above), (ii) the date upon which all Restricted Shares have been sold or transferred pursuant to Rule 144 (or similar provisions then in force) or Rule 145(d)(1) or (2) (or any similar provision then in force) under the Securities Act and
                  (iii) the date upon which all Restricted Shares may be sold or transferred by a non-affiliate pursuant to Rule 144(k) (or any similar provision then in force) or Rule 145(d)(3) (or any similar provision then in force) under the Securities Act. If the Payment Obligation exceeds the realized net proceeds from such resale, the Company shall transfer to BofA by the open of the regular trading session on the Exchange on the Exchange Trading Day immediately following the last day of the Resale Period the amount of such excess (the "Additional Amount") in cash or in a number of Restricted Shares ("Make-whole Shares") in an amount that, based on the Settlement Price on the last day of the Resale Period (as if such day was the "Valuation Date" for purposes of computing such Settlement Price), has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares. If the Company elects to pay the Additional Amount in Restricted Shares, the requirements and provisions for Registration Settlement shall apply. This provision shall be applied successively until the Additional Amount is equal to zero. In no event shall the Company deliver a number of Restricted Shares greater than the Maximum Amount. Once the realized net proceeds of such sales exceed the Payment Obligation, BofA shall return to the Company any excess proceeds or remaining Restricted Shares.

            (iii) Without limiting the generality of the foregoing,  but subject to the last sentence of Section 9(s) below, the Company agrees that any Restricted Shares delivered to BofA, as purchaser of such Restricted Shares, (i) may be transferred by and among BofA and its affiliates in compliance with applicable law and the Company shall effect such transfer without any further action by BofA and (ii) after the minimum "holding period" within the meaning of Rule 144(d) under the Securities Act has elapsed after any Settlement Date for such Restricted Shares, the Company shall promptly remove, or cause the transfer agent for such Restricted Shares to remove, any legends referring to any such restrictions or requirements from such Restricted Shares upon delivery by BofA (or such affiliate of BofA) to the Company or such transfer agent of seller's and broker's representation letters customarily delivered by BofA in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by BofA (or such affiliate of BofA).

                  If the Private Placement Settlement or the Registration Settlement shall not be effected as set forth in clauses (i) or (ii), as applicable, then failure to effect such Private Placement Settlement or such Registration Settlement shall constitute an Event of Default with respect to which the Company shall be the Defaulting Party.

      (r) Limit on Beneficial Ownership. Notwithstanding any other provisions hereof, BofA may not exercise any Warrant hereunder or receive any Shares as a result of such exercise, and Automatic Exercise shall not apply with respect thereto, to the extent (but only to the extent) that such exercise or receipt would result in BofA directly or indirectly beneficially owning (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time in excess of 9.0% of the outstanding Shares. Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in BofA directly or indirectly so beneficially owning in excess of 9.0% of the outstanding Shares. If any delivery owed to BofA hereunder is not made, in whole or in part, as a result of this provision, the Company's obligation to make such delivery shall not be extinguished and the Company shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, BofA gives notice to the Company that such delivery would not result in BofA directly or indirectly so beneficially owning in excess of 9.0% of the outstanding Shares.

      (s) Share Deliveries. The Company acknowledges and agrees that, to the extent the holder of this Warrant is not then an affiliate and has not been an affiliate for 90 days (it being understood that BofA will not be considered an affiliate under this Section 9(s) solely by reason of its receipt of Shares pursuant to this Transaction), and otherwise satisfies all holding period and other requirements of Rule 144 of the Securities Act applicable to it, any delivery of Shares or Share Termination Delivery Property hereunder at any time after two years from the Premium Payment Date shall be eligible for resale under Rule 144(k) of the Securities Act and the Company agrees to promptly remove, or cause the transfer agent for such Shares or Share Termination Delivery Property, to remove, any legends referring to any restrictions on resale under the Securities Act from the Shares or Share Termination Delivery Property. The Company further agrees, for any delivery of Shares or Share Termination Delivery Property hereunder at any time after one year from the Premium Payment Date but within two years of the Premium Payment Date, to the extent the holder of this Warrant then satisfies the holding period and other requirements of Rule 144 of the Securities Act, to promptly remove, or cause the transfer agent for such Shares or Share Termination Delivery Property to remove, any legends referring to any such restrictions or requirements from such Shares or Share Termination Delivery Property. Such Shares or Share Termination Delivery Property will be de-legended upon delivery by BofA (or such affiliate of BofA) to the Company or such transfer agent of customary seller's and broker's representation letters in connection with resales of restricted securities pursuant to Rule 144 of the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by BofA (or such affiliate of BofA). The Company further agrees that any delivery of Shares or Share Termination Delivery Property prior to the date that is one year from the Premium Payment Date, may be transferred by and among BofA and its affiliates in compliance with applicable law and the Company shall effect such transfer without any further action by BofA. Notwithstanding anything to the contrary herein, to the extent the provisions of Rule 144 of the Securities Act or any successor rule are amended, or the applicable interpretation thereof by the Securities and Exchange Commission or any court change after the Trade Date, the agreements of the Company herein shall be deemed modified to the extent necessary, in the opinion of counsel of the Company, to comply with Rule 144 of the Securities Act, including Rule 144(k) as in effect at the time of delivery of the relevant Shares or Share Termination Delivery Property.

      (t) Additional Termination Event. If within the period commencing on the Trade Date and ending on the second anniversary of the Trade Date, an event shall occur, as a result of which, based on the advice of counsel, BofA reasonably determines that it is advisable to terminate a portion of this Transaction to comply with applicable securities laws, rules or regulations, the occurrence of such event shall constitute an Additional Termination Event under the Agreement permitting BofA to terminate a portion of this Transaction in respect of which (1) the Company shall be the sole Affected Party and (2) this Transaction shall be the sole Affected Transaction; provided, however, that BofA shall have the right to effect such termination only to the extent reasonably necessary to comply with such laws, rules or regulations.

      (u) Right to Extend. BofA may delay any Settlement Date or any other date of delivery by BofA, with respect to some or all of the Warrants hereunder, if BofA reasonably determines, in its discretion, that such extension is reasonably necessary to enable BofA to effect purchases of Shares in connection with its hedging activity hereunder in a manner that would be in compliance with applicable legal and regulatory requirements.

      (v) Governing Law. New York law (without reference to choice of law doctrine).

      (w) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
            (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

      (x) Maximum Share Delivery. Notwithstanding any other provision of this Confirmation or the Agreement, in no event will the Company be required to deliver more than the Maximum Amount of Shares in the aggregate to BofA in connection with this Transaction, subject to the provisions regarding Deficit Restricted Shares.

      (y) Status of Claims in Bankruptcy. BofA acknowledges and agrees that this confirmation is not intended to convey to BofA rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of the Company; provided, however, that nothing herein shall limit or shall be deemed to limit BofA's right to pursue remedies in the event of a breach by the Company of its obligations and agreements with respect to this Confirmation and the Agreement; and provided, further, that nothing herein shall limit or shall be deemed to limit BofA's rights in respect of any transaction other than the Transaction.

      (z) Tax Advice. BofA and its affiliates do not provide tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by BofA to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed above is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything herein to the contrary, the sender and any intended recipient of this communication (and any of its employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment or tax structure of this transaction.

--------------------------------------------------------------------------------
                                                          Bank of America [LOGO]

                                                 EQUITY FINANCIAL PRODUCTS GROUP
--------------------------------------------------------------------------------

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it in the manner indicated in the attached cover letter.

                                             Very truly yours,

                                                  Bank of America, N.A.

                                                  By: /s/ Eric P. Hambleton
                                                      --------------------------
                                                  Authorized Signatory
                                                  Name: Eric P. Hambleton

Accepted and confirmed
as of the Trade Date:

ALBANY INTERNATIONAL CORP.

By: /s/ David C. Michaels
    ----------------------------
Authorized Signatory
Name: David C. Michaels

                                                                         Annex A

                              Form of Legal Opinion

                                                                 JPMorgan [LOGO]

JPMorgan Chase Bank, N.A.
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                     March 7, 2006

To: Albany International Corp.
1373 Broadway
Albany, New York 12204
Attention: Christopher J. Connally, Corporate Treasurer
Telephone No.:  (518) 445-2235
Facsimile No.:  (518) 447-6305

Re: Warrants

      The purpose of this letter agreement is to confirm the terms and conditions of the Warrants issued by Albany International Corp., a Delaware corporation (the "Company"), to JPMorgan Chase Bank, National Association, London Branch ("JPMorgan"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous agreements and serve as the final documentation for this Transaction.

      The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Transaction shall be deemed to be a Share Option Transaction within the meaning set forth in the Equity Definitions.

      Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Company as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the "Agreement") as if JPMorgan and the Company had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

                    JPMorgan Chase Bank, National Association
 Organised under the laws of the United States as a National Banking Association
             Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
          Registered as a branch in England & Wales branch No. BR000746
            Registered Branch Office 125 London Wall, London EC2Y 5AJ
          Authorised and regulated by the Financial Services Authority

General Terms:

       Trade Date:                      March 7, 2006

       Warrants:                        Equity  call  warrants,  each giving the
                                        holder the right to purchase one Share at the Strike Price, subject to the Settlement Terms set forth below. For the purposes of the Equity Definitions, each reference to a Warrant herein shall be deemed to be a reference to a Call
                                        Option.

       Warrant Style:                   American

       Buyer:                           JPMorgan

       Seller:                          Company

       Shares: The Class A common stock of the Company, par value USD 0.001 per Share (Exchange symbol "AIN")

       Number of Warrants:              2,061,993,   subject  to  adjustment  as
                                        provided herein

       Daily Number of Warrants:        Subject to "Expiration Dates" below, for
                                        any day,  the  Number of  Warrants  that
                                        have not expired or been exercised as of
                                        such  day,   divided  by  the  remaining
                                        number of  Expiration  Dates  (including
                                        such  day)  and  rounded   down  to  the
                                        nearest whole number to account for any fractional Daily Number of Warrants.

       Warrant Entitlement:             One Share per Warrant

       Multiple Exercise:               Applicable

       Minimum Number of Warrants:      1

       Maximum Number of Warrants:      2,061,993

       Strike Price:                    USD 52.25

       Premium:                         USD 16,619,312.47

       Premium Payment Date:            March 13, 2006

       Exchange:                        The New York Stock Exchange

       Related Exchange(s):             The  principal  exchange(s)  for options
                                        contracts or futures contracts, if any, with respect to the Shares.

Exercise and Valuation:

        Expiration Time:                The Valuation Time

        Expiration Dates:               Each  Exchange  Business  Day during the
                                        period  beginning on and  including  the
                                        First  Expiration Date and ending on and
                                        including the 59th Exchange Business Day
                                        following  the  First   Expiration  Date
                                        shall be an "Expiration Date" for a number of Warrants equal to the Daily
                                        Number of Warrants on such day.

                                        Notwithstanding    the   foregoing   and
                                        anything  to the  contrary in the Equity
                                        Definitions,   if  a  Market  Disruption
                                        Event  occurs  on  any  Expiration  Date
                                        (including the First  Expiration  Date),
                                        the   Calculation   Agent   shall   make
                                        adjustments   to  the  Daily  Number  of
                                        Warrants  for which such day shall be an
                                        Expiration  Date and shall  designate  a
                                        scheduled  Exchange  Business  Day  or a
                                        number of  scheduled  Exchange  Business
                                        Days as the  Expiration  Date(s) for the
                                        remaining  Daily Number of Warrants or a
                                        portion   thereof  for  the   originally
                                        scheduled  Expiration  Date,  with  such
                                        adjustments   based  on,   among   other
                                        factors,  the  duration  of  any  Market
                                        Disruption   Event   and   the   volume,
                                        historical trading patterns and price of
                                        the  Shares;   provided   that  if  such
                                        Expiration   Date   has   not   occurred
                                        pursuant  to  this  sentence  as of  the
                                        eighth  (8th)   Exchange   Business  Day
                                        following the last scheduled  Expiration
                                        Date under this Transaction, such eighth
                                        (8th) Exchange Business Day shall be the
                                        final    Expiration    Date    and   the
                                        Calculation Agent shall determine its good faith estimate of the fair market value for the Shares as of the Valuation Time on that eighth Exchange Business Day.

        First Expiration Date:          June 15, 2013 (or, if such day is not an
                                        Exchange    Business   Day,   the   next
                                        following    Exchange   Business   Day),
                                        subject  to  Market   Disruption   Event
                                        below.

        Automatic Exercise:             Applicable;  and means  that a number of
                                        Warrants for each Expiration Date equal to the Daily Number of Warrants (as adjusted pursuant to the terms hereof) for such Expiration Date will be deemed to be automatically exercised.

        Market Disruption Event:        Section  4.3(a)(ii) is hereby amended by
                                        adding  after the words "or Share Basket
                                        Transaction" in the first line thereof the phrase "a failure by the Exchange or Related Exchange to open for trading during its regular trading session or" and replacing the phrase "during the one-half hour period that ends at the relevant Valuation Time" with the phrase
                                        "at any time during the regular trading session on the Exchange or any Related
                                        Exchange, without regard to after hours or any other trading outside of the regular trading session hours".

Valuation applicable to each Warrant:

       Valuation Time:                  At the close of trading  of the  regular
                                        trading session on the Exchange.

       Valuation Date:                  Each Exercise Date.

Settlement Terms applicable to the Transaction:

Method of Settlement:                   Net  Share  Settlement;  provided  that,
                                        with respect to all Warrants to be exercised on the Expiration Dates, Cash
                                        Settlement shall apply if the Company validly elects Cash Settlement pursuant to the provisions of "Cash Settlement
                                        Election" below.

Net Share   Settlement:                 On each  Settlement  Date,  the  Company
                                        shall  deliver  to  JPMorgan,  the Share
                                        Delivery  Quantity  for such  Settlement
                                        Date to the account specified herein free of payment through the Clearance
                                        System.

Share Delivery Quantity:                For each  Settlement  Date, (i) a number
                                        of Shares  (rounded  down to the nearest
                                        whole  Share),   as  calculated  by  the
                                        Calculation  Agent, equal to the sum of,
                                        for each Valuation Date that occurred in
                                        the calendar week immediately  preceding
                                        such  Settlement  Date,  the  Settlement
                                        Amount for such  Valuation  Date divided
                                        by  the   Settlement   Price   on   such
                                        Valuation Date, and (ii) cash in lieu of
                                        any  fractional   Share  (based  on  the
                                        Settlement  Price on the last  Valuation
                                        Date during such week).

Settlement Amount:                      For each Valuation Date, an amount equal
                                        to the  product  of (i)  the  number  of
                                        Warrants  exercised or deemed  exercised
                                        on the relevant  Exercise Date, (ii) the
                                        Strike  Price   Differential   for  such
                                        Valuation  Date and  (iii)  the  Warrant
                                        Entitlement.

Strike Price Differential:              (a)  If the  Settlement  Price  for  any
                                        Valuation   Date  is  greater  than  the
                                        Strike Price, an amount equal to the excess of such Settlement Price over the Strike Price; or

                                        (b) If such Settlement Price is less than or equal to the Strike Price, zero.

Settlement Price:                       For any  Valuation  Date,  the per Share
                                        volume-weighted    average    price   as
                                        displayed  under the heading  "Bloomberg
                                        VWAP" on Bloomberg page AIN <equity> AQR
                                        (or any successor thereto) in respect of
                                        the period  from 9:30 a.m.  to 4:00 p.m.
                                        (New York City  time) on such  Valuation
                                        Date (or if such volume-weighted average
                                        price is  unavailable,  the market value
                                        of one Share on such Valuation  Date, as
                                        determined  by  the  Calculation   Agent
                                        using a volume-weighted method).

Settlement Date:                        The first Exchange  Business Day of each
                                        calendar  week  shall be the  Settlement
                                        Date in respect of each Valuation Date that occurred during the prior calendar week.

Cash Settlement Election:               Notwithstanding  "Method of  Settlement"
                                        above,  with  respect to all Warrants to
                                        be  exercised on the  Expiration  Dates,
                                        the Company can elect Cash Settlement by
                                        delivering a written  notice to JPMorgan
                                        (the  "Cash  Settlement  Notice")  on or
                                        prior to the fifteenth  (15th) scheduled
                                        Exchange Business Day immediately
                                        preceding  the  First  Expiration  Date,
                                        which  Cash   Settlement   Notice  shall
                                        contain:

                                        (i) a  representation  that  (x)  on the
                                        date of such Cash Settlement Notice, the
                                        Company  is  not  in  possession  of any
                                        material  non-public   information  with
                                        respect to the  Company  or its  Shares,
                                        (y)  the   Company  is   electing   Cash
                                        Settlement in good faith and not as part
                                        of  a  plan  or   scheme  to  evade  the
                                        prohibitions of Rule 10b-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (z) the Company has not entered into or altered any hedging transaction relating to the Shares corresponding to or offsetting the Transaction;

                                        (ii) a  representation  that the Company
                                        is  not,   on  the  date  of  such  Cash
                                        Settlement  Notice,  and will not be, on
                                        any day during the period  commencing on
                                        such  day  and   ending  on  the  second
                                        Exchange Business Day following the last
                                        Settlement     Date    hereunder    (the
                                        "Settlement   Period"),   engaged  in  a
                                        distribution, as such term is used in Regulation M under the Exchange Act, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of
                                        Regulation M;

                                        (iii) a representation  that the Company
                                        is  not  electing  Cash   Settlement  to
                                        create   actual  or   apparent   trading
                                        activity in the Shares (or any  security
                                        convertible into or exchangeable for the
                                        Shares)   or  to  raise  or  depress  or
                                        otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares);

                                        (iv) an  acknowledgment  by the  Company
                                        that (A) any  transaction  in  Shares by
                                        JPMorgan    following    the   Company's
                                        election  of Cash  Settlement  shall  be
                                        made at JPMorgan's  sole  discretion and
                                        for  JPMorgan's  own account and (B) the
                                        Company  does not  have,  and  shall not
                                        attempt to exercise,  any influence over
                                        how,  when,  whether or at what price to
                                        effect  such  transactions,  or  whether
                                        such   transactions   are  made  on  any
                                        securities exchange or privately; and

                                        (v) an  agreement  by the Company  that,
                                        during the  Settlement  Period,  without
                                        the prior  written  consent of JPMorgan,
                                        the Company  shall not,  and shall cause
                                        its  affiliated   purchasers   (each  as
                                        defined   in  Rule   10b-18   under  the
                                        Exchange   Act)  not  to,   directly  or
                                        indirectly      (including,      without
                                        limitation,  by  means  of a  derivative
                                        instrument),    purchase,    offer    to
                                        purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares or any security convertible into or exchangeable for the Shares in the public markets.

Cash Settlement:                        If Cash  Settlement  is  applicable,  on
                                        each Settlement  Date, the Company shall
                                        deliver  to  JPMorgan   (to  an  account
                                        specified by JPMorgan) the sum of the Settlement Amounts for each

                                        Valuation Date that occurred in the calendar week immediately preceding such Settlement Date.

                                        The  Company  agrees  that it shall  not
                                        have the right to elect Cash  Settlement
                                        if JPMorgan  notifies the Company  that,
                                        it has determined that in the good faith
                                        reasonable  judgment of JPMorgan,  based
                                        upon  advice of counsel  and as a result
                                        of  events  occurring  after  the  Trade
                                        Date, the election of Cash Settlement or
                                        any  purchases  of Shares that  JPMorgan
                                        (or  its   affiliates)   might  make  in
                                        connection    therewith    would   raise
                                        material    risks    under    applicable
                                        securities laws.

Failure to Deliver:                     Inapplicable

Other Applicable Provisions:            If Net  Share  Settlement  applies,  the
                                        provisions  of Sections  6.6,  6.7, 6.8,
                                        6.9 and 6.10 of the  Equity  Definitions
                                        will  be  applicable,  except  that  all
                                        references   in   such   provisions   to
                                        "Physically-Settled"  shall  be  read as
                                        references to "Net Share Settled".  "Net
                                        Share   Settled"   in  relation  to  any
                                        Warrant means that Net Share Settlement is applicable to that Warrant.

3. Additional Terms applicable to the Transaction:

   Adjustments applicable to the Warrants:

    Method of Adjustment:               Calculation   Agent   Adjustment.    For
                                        avoidance   of  doubt,   in  making  any
                                        adjustments     under     the     Equity
                                        Definitions,  the Calculation  Agent may
                                        adjust the Strike  Price,  the Number of
                                        Warrants,  the Daily  Number of Warrants
                                        and     the     Warrant     Entitlement.
                                        Notwithstanding the foregoing, any cash dividends or distributions, whether or not extraordinary, shall be governed by
                                        Section 9(l) of this Confirmation and not by Section 9.1(c) of the Equity
                                        Definitions.

Extraordinary Events applicable to the Transaction:

       Consequence of Merger Events

       (a)  Share-for-Share:            Alternative  Obligation;  provided  that
                                        the Calculation  Agent will determine if
                                        the Merger Event affects the theoretical
                                        value of the Transaction and, if so, the
                                        Calculation Agent shall make adjustments
                                        to  the  Strike  Price,  the  Number  of
                                        Warrants,  the Daily  Number of Warrants
                                        and  the  Warrant  Entitlement  and  any
                                        other  term  necessary  to  reflect  the
                                        characteristics  (including  volatility,
                                        dividend  practice,  borrow cost, policy
                                        and   liquidity)   of  the  New  Shares.
                                        Notwithstanding      the      foregoing,
                                        Cancellation  and Payment shall apply in
                                        the  event  the  New   Shares   are  not
                                        publicly   traded  on  a  United  States
                                        national securities exchange or quoted on the NASDAQ National Market (or any successor thereto).

       (b) Share-for-Other:             Cancellation and Payment

       (c)  Share-for-Combined:         Alternative Obligation in respect of the
                                        portion  of the  consideration  for  the
                                        relevant  Shares  that  consists  of New
                                        Shares  and  subject  to any  adjustment
                                        described  in the proviso  contained  in
                                        Share-for-Share  above, and Cancellation
                                        and Payment in respect of the portion of
                                        the   consideration   for  the  relevant
                                        Shares    that    consists    of   Other
                                        Consideration.    Notwithstanding    the
                                        foregoing,   Cancellation   and  Payment
                                        shall apply in the event the New Shares are not publicly traded on a United
                                        States national securities exchange or quoted on the NASDAQ National Market (or any successor thereto).

       Nationalization or Insolvency:   Cancellation and Payment

4. Calculation  Agent:                  JPMorgan. Whenever the Calculation Agent
                                        is   required  to  act  or  to  exercise
                                        judgment  in any  way,  it will do so in
                                        good   faith   and  in  a   commercially
                                        reasonable    manner   to    achieve   a
                                        commercially reasonable result.

                                        The Calculation  Agent shall,  not later
                                        than the  third  Currency  Business  Day
                                        following  receipt of a written  request
                                        of the Company, provide the Company with
                                        a  written  explanation  of the basis of
                                        any    determination,    adjustment   or
                                        calculation  made  hereunder;   provided
                                        that if,  after  reviewing  such written
                                        explanation, the Company objects to such
                                        determination,       adjustment       or
                                        calculation,  then the Company, JPMorgan
                                        and the  Calculation  Agent  shall  make
                                        reasonable  good faith  efforts to agree
                                        upon   an   appropriate   determination,
                                        adjustment or calculation.

5. Account Details:

         (a) Account for payments to the Company:

               JPMorgan, New York
               ABA: 021-000-021
               Acct: CHASUS33
               Acct No.: 910-1010-693

             Account for delivery of Shares from the Company:

               DTC 50108   (Computershare)
               Note: the shares cannot be sent electronically.
                     They must be DWACed.

         (b) Account for payments from/to JPMorgan:

               JPMorgan Chase Bank, N.A., New York
               ABA:  021 000 021
               Favour: JPMorgan Chase Bank N.A., - London
               A/C:  0010962009
               CHASUS33

             Account for delivery of Shares to JPMorgan:

               DTC 060

6. Offices:

The Office of the Company for the Transaction is: Inapplicable, the Company is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

             JPMorgan Chase Bank, N.A.
             London Branch
             P.O. Box 161
             60 Victoria Embankment
             London EC4Y 0JP
             England

7. Notices: For purposes of this Confirmation:

         (a) Address for notices or communications to the Company:

             Albany International Corp.
             1373 Broadway
             Albany, New York 12204
             Attention: Christopher J. Connally
             Telephone No.:   (518) 445-2235
             Facsimile No.:   (518) 447-6305

             With a copy to:

             Albany International Corp.
             1373 Broadway
             Albany, New York 12204
             Attention: Charles J. Silva, Jr.
             Telephone No.:  (518) 445-2277
             Facsimile No.:  (518) 447-6575

         (b) Address for notices or communications to JPMorgan:

             JPMorgan Chase Bank, N. A.
             277 Park Avenue, 11th Floor
             New York, NY  10172
             Attention:  Nathan Lulek
             EDG Corporate Marketing
             Telephone No.: (212) 622-2262
             Facsimile No.: (212) 622-8091

8. Representations and Warranties of the Company

The representations and warranties of the Company set forth in Section 4 of the Purchase Agreement (the "Purchase Agreement") dated as of the Trade Date and relating to the issuance of USD 150,000,000 principal amount of

2.25%
Convertible Senior Notes due 2026, (the "Convertible Notes") between the Company and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Initial Purchasers are true and correct and are hereby deemed to be repeated to JPMorgan as if set forth herein. The Company hereby further represents and warrants to JPMorgan that:

      (a) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations in respect of this Transaction; such execution, delivery and performance have been duly authorized by all necessary corporate action on the Company's part; and this Confirmation has been duly and validly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution hereunder may be limited by federal or state securities laws or public policy relating thereto.

      (b) Neither the execution and delivery of this Confirmation nor the incurrence or performance of obligations of the Company hereunder will conflict with or result in a breach of the certificate of incorporation or by-laws (or any equivalent documents) of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which the Company or any of its Significant Subsidiaries is subject, or constitute a default under, or result in the creation of any lien under, any such agreement or instrument, or breach or constitute a default under any agreements and contracts of the Company and its Significant Subsidiaries filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as updated by any subsequent filings.

      (c) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance by the Company of this Confirmation, except such as have been obtained or made and such as may be required under the Securities Act of 1933, as amended (the "Securities Act") or state securities laws.

      (d) The Shares of the Company initially issuable upon exercise of the Warrant by the net share settlement method (the "Warrant Shares") have been reserved for issuance by all required corporate action of the Company. The Warrant Shares have been duly authorized and, when delivered against payment therefor (which may include Net Share Settlement in lieu of cash) and otherwise as contemplated by the terms of the Warrant following the exercise of the Warrant in accordance with the terms and conditions of the Warrant, will be validly issued, fully-paid and non-assessable, and the issuance of the Warrant Shares will not be subject to any preemptive or similar rights.

      (e) The Company is an "eligible contract participant" (as such term is defined in Section 1a(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

            The   Company  is  a   corporation,   partnership,   proprietorship,
            organization, trust or other entity and:

            (A)   the Company has total assets in excess of USD 10,000,000;

            (B) the obligations of the Company hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in
                  Section    1a(12)(A)(i)    through   (iv),    1a(12)(A)(v)(I),
                  1a(12)(A)(vii) or 1a(12)(C) of the CEA; or

            (C) the Company has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of the Company's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by the Company in the conduct of the Company's business.

      (f) The Company is not, on the date hereof, in possession of any material non-public information with respect to the Company.

9. Other Provisions:

      (a) Opinions. The Company shall deliver to JPMorgan an opinion of counsel, dated as of the Trade Date, substantially in the form set forth in Exhibit A hereto.

      (b) Amendment. If the Initial Purchasers party to the Purchase Agreement exercise their right to purchase additional Convertible Notes as set forth therein, then, at the discretion of the Company, JPMorgan and the Company will amend this Confirmation to provide for such increase in Convertible Notes (but on pricing terms acceptable to JPMorgan and the Company) (such amendment to provide for the payment by JPMorgan to the Company of the additional premium related thereto).

      (c) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and not upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

      (d) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the final Expiration Date, the Shares cease to be listed or quoted on the Exchange for any reason (other than a Merger Event as a result of which the shares of common stock underlying the Warrants are listed or quoted on The New York Stock Exchange, The American Stock Exchange or the NASDAQ National Market (or their respective successors) (the "Successor Exchange")) and are not immediately re-listed or quoted as of the date of such de-listing on the Successor Exchange (a "Share De-listing"), then Cancellation and Payment (as defined in
            Section 9.6 of the Equity Definitions, treating the "Announcement Date" as the date of first public announcement that the Share De-listing will occur and the "Merger Date" as the date of the Share De-listing) shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder, provided that the Calculation Agent may make appropriate adjustments to the terms of this Transaction to reflect the effect of such re-listing. For the avoidance of doubt, in no event will a Share De-listing result in an obligation of JPMorgan under this Confirmation to make a payment to the Company.

      (e) Repurchase Notices. The Company shall, on any day on which the Company effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "Repurchase Notice") on such day if following such repurchase, the number of outstanding Shares on such day, subject to any adjustments provided herein, is (i) less than 25 million (in the case of the first such notice) or (ii) thereafter, more than 125,000 less than the number of Shares included in the immediately preceding Repurchase Notice. The Company agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "Indemnified Person") from and against any and all losses (including losses relating to JPMorgan's reasonable hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from reasonable hedging activities or cessation of such hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually may become subject to, as a result of the Company's failure to provide JPMorgan with a
            Repurchase  Notice on the day and in the  manner  specified  in this
            Section 9(e), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Company in writing, and the Company, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Company may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (e) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The indemnity and contribution agreements contained in this paragraph (e) shall remain operative and in full force and effect regardless of the termination of this Transaction.

      (f) Regulation M. The Company was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Exchange Act, of any securities of the Company, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of Regulation
            M. The Company shall not, until the second Exchange Business Day immediately following the Trade Date, engage in any such distribution.

      (g) No Manipulation. The Company is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

      (h) Board Authorization. The Company represents that it is entering into the Transaction, solely for the purposes stated in the board resolution authorizing this Transaction and in its public disclosure. The Company further represents that there is no internal policy, whether written or oral, of the Company that would prohibit the Company from entering into any aspect of this Transaction, including, but not limited to, the issuance of Shares pursuant hereto.

      (i) Transfer or Assignment. (i) The Company may not transfer any of its rights or obligations under this Transaction without the prior written consent of JPMorgan. JPMorgan may transfer or assign all or any portion of its rights or obligations under this Transaction in compliance with applicable laws without consent of the Company. In addition, if JPMorgan's "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of the Company's outstanding shares, or the product of the Number of Warrants and the Warrant Entitlement divided by the total number of the Company's outstanding Shares (the "Warrant Equity Percentage") exceeds 15% and if, in the good faith, reasonable judgment of JPMorgan based upon advice of counsel and as a result of events occurring after the Trade Date, JPMorgan reasonably determines that it would be inadvisable to engage in alternative hedging transactions which would enable it to reduce its "beneficial ownership" or the Warrants Equity Percentage other than by transfer, assignment or termination, and JPMorgan reasonably determines that it is unable after making commercially reasonable efforts to effect transfer or assignment on pricing terms and in a time period reasonably acceptable to JPMorgan that would reduce its "beneficial ownership" to 7.5% or such Warrant Equity Percentage to 14.5%, respectively, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "Terminated Portion") of this Transaction, such that its "beneficial ownership" following such partial termination would be approximately equal to but less than 7.5% or the Warrant Equity Percentage approximately equal to 14.5%, as applicable.

            (ii) If JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, (i) a payment shall be made pursuant to Section 6 of the Agreement as if an Early Termination Date occurred in respect of a Transaction having terms identical to this Transaction and a Number of Warrants equal to the Terminated Portion, (ii) the Company shall be the sole Affected Party with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. For the avoidance of doubt, if JPMorgan assigns or terminates any Warrants hereunder, each Daily Number of Warrants not previously settled hereunder shall be reduced proportionately, as calculated by the Calculation Agent.

            (iii) Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any Shares or other securities to or from the Company, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to the Company only to the extent of any such performance.

      (j) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

      (k) Early Unwind. In the event the sale of Convertible Notes is not consummated with the initial purchasers for any reason by the close of business in New York on March 13, 2006 (or such later date as agreed upon by the parties) (March 13, 2006 or such later date as agreed upon being the

            "Early Unwind Date"), this Transaction shall automatically terminate (the "Early Unwind"), on the Early Unwind Date and (i) the
            Transaction and all of the respective rights and obligations of JPMorgan and the Company under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that, if the failure to consummate the sale of the Convertible Notes results from a breach by the Company of any representation of or any undertaking by the Company contained in the Purchase Agreement, the Company shall purchase from JPMorgan on the Early Unwind Date any Shares purchased by JPMorgan or one or more of its affiliates in connection with this Transaction and reimburse JPMorgan for any costs or expenses (including market losses) relating to the unwinding of its reasonable hedging activities in connection with the Transaction (including any losses or costs incurred as a result of its terminating, liquidating, obtaining or reestablishing any reasonable hedge or related trading position). The amount of any such reimbursement shall be determined by JPMorgan in its reasonable good faith discretion. JPMorgan shall notify the Company of such amount, including, upon the Company's request, an explanation of the basis of determination of such amount, and the Company shall pay such amount in immediately available funds on the Early Unwind Date. JPMorgan and the Company represent and acknowledge to the other that, subject to the proviso included in this Section, upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

      (l) Dividends. If at any time during the period from and including the Trade Date, to but excluding the Expiration Date, an ex-dividend date for a cash dividend occurs with respect to the Shares (an "Ex-Dividend Date"), and that dividend is different from the Regular Dividend on a per Share basis then the Calculation Agent will, in its reasonable discretion, adjust the Strike Price, the Number of Warrants, the Daily Number of Warrants and the Warrant Entitlement to preserve the fair value of the Warrant to JPMorgan after taking into account such dividend. "Regular Dividend" shall mean USD 0.09 per Share per quarter.

      (m) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

      (n)   Additional Provisions.

            (i) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

            "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Merger Event, Nationalization, Insolvency or Share De-listing as the case may be."

            (ii) Sections 12.8 and 12.9 of the 2002 ISDA Equity Derivatives Definitions shall apply to this Transaction and, for the purposes of such sections, "Hedging Disruption", "Increased Cost of Hedging" and "Loss of Stock Borrow" shall be "Applicable" and, in each case, JPMorgan shall be the Hedging Party and the Determining Party. With respect to the Loss of Stock Borrow, the

            "Maximum Stock Loan Rate" shall mean the Federal Funds Rate, as determined by the Calculation Agent, minus 50 basis points.

            "Federal Funds Rate" means, for any day, the rate set forth for such day opposite the caption "Federal funds", as such rate is displayed on the page FedsOpen <Index><GO> on the Bloomberg Professional Service or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

      (o) No Collateral or Setoff. Notwithstanding any provision of the Agreement or any other agreement between the parties to the contrary, the obligations of the Company hereunder are not secured by any collateral. Obligations under this Transaction shall not be set off by the Company (including, for the avoidance of doubt, pursuant to Section 6(f) of the Agreement) against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise. Any provision in the Agreement with respect to the satisfaction of the Company's payment obligations to the extent of JPMorgan's payment obligations to the Company in the same currency and in the same Transaction (including, without limitation Section 2(c) thereof) shall not apply to the Company and, for the avoidance of doubt, the Company shall fully satisfy such payment obligations notwithstanding any payment obligation to the Company by JPMorgan in the same currency and in the same Transaction. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (a) this Transaction and (b) all other Transactions, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to the Share Termination Alternative.

      (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If, in respect of this Transaction, an amount is payable by the Company to JPMorgan, (i) pursuant to
            Section 9.7 of the Equity Definitions (except in the event of a Nationalization or Insolvency or a Merger Event, in each case, in which the consideration to be paid to holders of Shares consists solely of cash) or (ii) pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which the Company is the Defaulting Party or a Termination Event in which the Company is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi), (vii) or (viii) of the Agreement or in this Confirmation or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), (v) or (vi) of the Agreement or this Confirmation in each case resulting from an event or events outside the Company's control) (a "Payment Obligation"), the Company may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, no later than 12:00 p.m. New York local time on the Merger Date, the date of the occurrence of the Nationalization or Insolvency, the date of the Share De-listing or the Early Termination Date, as applicable. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (1) separate amounts shall be calculated as set forth in
            Section 6(e) with respect to (a) this Transaction and (b) any other Transactions under the Agreement, and (2) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement, subject to, in the case of clause (1)(a), the Company's Share Termination Alternative right hereunder.

         Share Termination Alternative:      If  applicable,  the Company  shall
                                             deliver  to   JPMorgan   the  Share
                                             Termination  Delivery  Property  on
                                             the   date    when   the    Payment
                                             Obligation  would otherwise be due,
                                             subject  to  Section   9(q)  below,
                                             pursuant  to

                                             Section    9.7   of   the    Equity
                                             Definitions,  this Confirmation, or
                                             Section  6(d)(ii)  and  6(e) of the
                                             Agreement,   as   applicable   (the
                                             "Share Termination  Payment Date"),
                                             in  satisfaction,  of  the  Payment
                                             Obligation in the manner reasonably
                                             requested   by  JPMorgan   free  of
                                             payment.

         Share Termination                   A  number   of  Share   Termination
         Delivery Property:                  Delivery  Units,  as  calculated by
                                             the Calculation Agent, equal to the
                                             Payment  Obligation  divided by the
                                             Share  Termination  Unit Price. The
                                             Calculation  Agent shall adjust the
                                             Share Termination Delivery Property
                                             by replacing any fractional portion
                                             of  a  security   therein  with  an
                                             amount  of cash  equal to the value
                                             of such  fractional  security based
                                             on the values used to calculate the
                                             Share Termination Unit Price.

         Share Termination Unit Price:       The value to  JPMorgan  of property
                                             contained in one Share  Termination
                                             Delivery  Unit  on  the  date  such
                                             Share  Termination  Delivery  Units
                                             are  to  be   delivered   as  Share
                                             Termination  Delivery Property,  as
                                             determined by the Calculation Agent
                                             in its  discretion by  commercially
                                             reasonable  means and  notified  by
                                             the   Calculation   Agent   to  the
                                             Company at the time of notification
                                             of the Payment  Obligation.  In the
                                             case   of   a   Private   Placement
                                             Settlement  of  Share   Termination
                                             Delivery  Units that are Restricted
                                             Shares  (as  defined  below) as set
                                             forth in  paragraph  (q)(i)  below,
                                             the Share  Termination  Unit  Price
                                             shall   be    determined   by   the
                                             discounted price applicable to such
                                             Share  Termination  Delivery Units.
                                             In  the   case   of  a   Registered
                                             Settlement  of  Share   Termination
                                             Delivery  Units that are Restricted
                                             Shares  (as  defined  below) as set
                                             forth in paragraph  (q)(ii)  below,
                                             the Share  Termination  Unit  Price
                                             shall  be the  Settlement  Price on
                                             the  Merger  Date,  the date of the
                                             occurrence  of the  Nationalization
                                             or  Insolvency,  the  date  of  the
                                             Share   De-listing   or  the  Early
                                             Termination Date, as applicable.

         Share Termination Delivery Unit:    In the case of a Share  De-listing,
                                             Termination   Event   or  Event  of
                                             Default,  one Share or, in the case
                                             of Nationalization or Insolvency or
                                             a Merger Event,  a unit  consisting
                                             of the  number  or  amount  of each
                                             type  of  property  received  by  a
                                             holder   of  one   Share   (without
                                             consideration of any requirement to
                                             pay cash or other  consideration in
                                             lieu of  fractional  amounts of any
                                             securities) in such Nationalization
                                             or Insolvency or such Merger Event.
                                             If such  Merger  Event  involves  a
                                             choice  of   consideration   to  be
                                             received  by  holders,  such holder
                                             shall be deemed to
                                             have elected to receive the maximum
                                             possible amount of cash.

         Failure to Deliver:                 Inapplicable

         Other applicable provisions:        If    the     Share     Termination
                                             Alternative  is   applicable,   the
                                             provisions  of Sections  6.6,  6.7,
                                             6.8,  6.9  and  6.10  (as  modified
                                             above)  of the  Equity  Definitions
                                             will be applicable, except that all
                                             references  in such  provisions  to
                                             "Physically-Settled"  shall be read
                                             as references to "Share Termination
                                             Settled"  and  all   references  to
                                             "Shares"    shall    be   read   as
                                             references  to  "Share  Termination
                                             Delivery Units". "Share Termination
                                             Settled"   in   relation   to  this
                                             Transaction  means  that the  Share
                                             Termination      Alternative     is
                                             applicable to this Transaction.

      (q) Registration/Private Placement Procedures. If, in the reasonable opinion of JPMorgan, based on the advice of counsel, following any delivery of Shares or Share Termination Delivery Property to
            JPMorgan hereunder, such Shares or Share Termination Delivery Property would be in the hands of JPMorgan subject to any applicable restrictions with respect to any registration or qualification requirement or prospectus delivery requirement for such Shares or Share Termination Delivery Property pursuant to any applicable federal or state securities law (including, without limitation, any such requirement arising under Section 5 of the Securities Act as a result of such Shares or Share Termination Delivery Property being "restricted securities", as such term is defined in Rule 144 under the Securities Act, or as a result of the sale of such Shares or Share Termination Delivery Property being subject to paragraph (c) of Rule 145 under the Securities Act) (such Shares or Share Termination Delivery Property, "Restricted Shares"), then delivery of such Restricted Shares shall be effected pursuant to either clause (i) or (ii) below at the election of the Company, unless waived by JPMorgan. Notwithstanding the foregoing, solely in respect of any Warrants exercised or deemed exercised on any Expiration Date, (x) JPMorgan shall use reasonable efforts to give notice to the Company no later than twenty (20) Exchange Business Days prior to the First Expiration Date if it believes at such time that this
            Section 9(q) would be applicable to Shares or Share Termination Delivery Property to be delivered in connection with any Expiration Date and (y) to the extent Net Share Settlement applies, the Company shall elect, prior to the first Settlement Date for the first Expiration Date, a Private Placement Settlement or Registered Settlement for all deliveries of Restricted Shares for all such Expiration Dates which election shall be applicable to all
            Settlement Dates for such Daily Number of Warrants and the procedures in clause (i) or clause (ii) below shall apply for all such delivered Restricted Shares on an aggregate basis commencing after the final Settlement Date for such Daily Number of Warrants. The Calculation Agent shall make reasonable adjustments to settlement terms and provisions under this Confirmation to reflect a single Private Placement Settlement or Registered Settlement for such aggregate Restricted Shares delivered hereunder.

            (i) If the Company elects to settle the Transaction pursuant to this clause (i) (a "Private Placement Settlement"), then delivery of Restricted Shares by the Company shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to JPMorgan; provided that the Company may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by the Company to JPMorgan (or any affiliate designated by JPMorgan) of the Restricted Shares or the exemption pursuant to Section 4(1) or Section

                  4(3) of the Securities Act for resales of the Restricted Shares by JPMorgan (or any such affiliate of JPMorgan). The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to JPMorgan, due diligence rights (for JPMorgan or any designated buyer of the Restricted Shares by JPMorgan), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to JPMorgan. In the case of a Private Placement Settlement, JPMorgan shall determine the appropriate discount to the Share Termination Unit Price (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) or any Settlement Price (in the case of settlement of Shares pursuant to Section 2 above) applicable to such Restricted Shares in a commercially reasonable manner and appropriately adjust the amount of such Restricted Shares to be delivered to JPMorgan hereunder; provided that in no event shall such number be greater than 8,247,972 (the "Maximum Amount"). Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares (the "Due Date") shall be the Exchange Business Day following notice by JPMorgan to the Company, of such applicable discount and the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Share Termination Payment Date (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) or on the Settlement Date for such Restricted Shares (in the case of settlement of Shares pursuant to Section 2 above).

                  In the event the Company shall not have delivered the full number of Restricted Shares otherwise applicable as a result of the proviso above relating to the Maximum Amount (such deficit, the "Deficit Restricted Shares"), the Company shall be continually obligated to deliver, from time to time until the full number of Deficit Restricted Shares have been delivered pursuant to this paragraph, Restricted Shares when, and to the extent, that (i) Shares are repurchased, acquired or otherwise received by the Company or any of its subsidiaries after the Trade Date (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date which prior to the relevant date become no longer so reserved and (iii) the Company additionally authorizes and unissued Shares that are not reserved for other transactions. The Company shall immediately notify JPMorgan of the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Restricted Shares to be delivered) and promptly deliver such Restricted Shares thereafter.

                  In the event of a Private Placement, the Net Share Settlement Amount or the Payment Obligation, respectively, shall be deemed to be the Net Share Settlement Amount or the Payment Obligation, respectively, plus an additional amount (determined from time to time by the Calculation Agent in its commercially reasonable judgment) attributable to interest that would be earned on such Net Share Settlement Amount or the Payment Obligation, respectively, (increased on a daily basis to reflect the accrual of such interest and reduced from time to time by the amount of net proceeds received by JPMorgan as provided herein) at a rate equal to the open Federal Funds Rate plus the Spread for the period from, and including, such Settlement Date or the date on which the Payment Obligation is due, respectively, to, but excluding, the Due Date, calculated on an Actual/360 basis. The foregoing provision shall be without prejudice to JPMorgan's rights under the Agreement (including, without limitation, Sections 5 and 6 thereof).

                  As used in this Section 9(p)(i), "Spread" means, with respect to any Net Share Settlement Amount or Payment Obligation, respectively, the credit spread over the applicable overnight rate that would be imposed if JPMorgan were to extend credit to the Company in an amount equal to such Net Share Settlement Amount, all as determined by the Calculation Agent using its commercially reasonable judgment as of the related Settlement Date or Due Date, respectively. Commercial reasonableness shall take into consideration all factors deemed relevant by the Calculation Agent, which are expected to include, among other things, the credit quality of the Company (and any relevant affiliates) in the then-prevailing market and the credit spread of similar companies in the relevant industry and other companies having a substantially similar credit quality.

            (ii) If the Company elects to settle the Transaction pursuant to this clause (ii) (a "Registration Settlement"), then the Company shall promptly (but in any event no later than the beginning of the Resale Period) file and use its reasonable best efforts to make effective under the Securities Act a registration statement or supplement or amend an outstanding registration statement in form and substance reasonably satisfactory to JPMorgan, to cover the resale of such Restricted Shares in accordance with customary resale registration procedures, including covenants, conditions, representations, underwriting discounts (if applicable), commissions (if applicable), indemnities due diligence rights, opinions and certificates, and such other documentation as is customary for equity resale underwriting agreements, all reasonably acceptable to JPMorgan. If JPMorgan, in its reasonable discretion, is not satisfied with such procedures and documentation, Private Placement Settlement shall apply. If JPMorgan is satisfied with such procedures and documentation, it shall sell the Restricted Shares pursuant to such registration statement during a period (the "Resale Period") commencing on (x) the Share Termination Payment Date in case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above or (y) the Settlement Date in respect of the final Expiration Date for all Daily Number of Warrants and ending on the earliest of (i) the Exchange Business Day on which JPMorgan completes the sale of all Restricted Shares or a sufficient number of Restricted Shares so that the realized net proceeds of such sales exceed the Payment Obligation (as defined above), (ii) the date upon which all Restricted Shares have been sold or transferred pursuant to Rule 144 (or similar provisions then in force) or Rule 145(d)(1) or (2) (or any similar provision then in force) under the Securities Act and (iii) the date upon which all Restricted Shares may be sold or transferred by a non-affiliate pursuant to Rule 144(k) (or any similar provision then in force) or Rule 145(d)(3) (or any similar provision then in force) under the Securities Act. If the Payment Obligation exceeds the realized net proceeds from such resale, the Company shall transfer to JPMorgan by the open of the regular trading session on the Exchange on the Exchange Trading Day immediately following the last day of the Resale Period the amount of such excess (the "Additional Amount") in cash or in a number of Restricted Shares ("Make-whole Shares") in an amount that, based on the Settlement Price on the last day of the Resale Period (as if such day was the "Valuation Date" for purposes of computing such Settlement Price), has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares. If the Company elects to pay the Additional Amount in Restricted Shares, the requirements and provisions for Registration Settlement shall apply. This provision shall be applied successively until the Additional Amount is equal to zero. In no event shall the Company deliver a number of Restricted Shares greater than the Maximum Amount. Once the realized net proceeds of such sales exceed the Payment Obligation, JPMorgan shall return to the Company any excess proceeds or remaining Restricted Shares.

            (iii) Without limiting the generality of the foregoing,  but subject to the last sentence of Section 9(s) below, the Company agrees that any Restricted Shares delivered to JPMorgan, as purchaser of such Restricted Shares, (i) may be transferred by and among JPMorgan and its affiliates in compliance with applicable law and the Company shall effect such transfer without any further action by JPMorgan and (ii) after the minimum "holding period" within the meaning of Rule 144(d) under the Securities Act has elapsed after any Settlement Date for such Restricted Shares, the Company shall promptly remove, or cause the transfer agent for such Restricted Shares to remove, any legends referring to any such restrictions or requirements from such Restricted
                  Shares upon delivery by JPMorgan (or such affiliate of JPMorgan) to the Company or such transfer agent of seller's and broker's representation letters customarily delivered by JPMorgan in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by JPMorgan (or such affiliate of JPMorgan).

            If the Private Placement Settlement or the Registration Settlement shall not be effected as set forth in clauses (i) or (ii), as applicable, then failure to effect such Private Placement Settlement or such Registration Settlement shall constitute an Event of Default with respect to which the Company shall be the Defaulting Party.

      (r) Limit on Beneficial Ownership. Notwithstanding any other provisions hereof, JPMorgan may not exercise any Warrant hereunder or receive any Shares as a result of such exercise, and Automatic Exercise shall not apply with respect thereto, to the extent (but only to the extent) that such exercise or receipt would result in JPMorgan directly or indirectly beneficially owning (as such term is defined for purposes of Section 13(d) of the Exchange Act) at any time in excess of 9.0% of the outstanding Shares. Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in JPMorgan directly or indirectly so beneficially owning in excess of 9.0% of the outstanding Shares. If any delivery owed to JPMorgan hereunder is not made, in whole or in part, as a result of this provision, the Company's obligation to make such delivery shall not be extinguished and the Company shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, JPMorgan gives notice to the Company that such delivery would not result in JPMorgan directly or indirectly so beneficially owning in excess of 9.0% of the outstanding Shares.

      (s) Share Deliveries. The Company acknowledges and agrees that, to the extent the holder of this Warrant is not then an affiliate and has not been an affiliate for 90 days (it being understood that JPMorgan will not be considered an affiliate under this Section 9(s) solely by reason of its receipt of Shares pursuant to this Transaction), and otherwise satisfies all holding period and other requirements of Rule 144 of the Securities Act applicable to it, any delivery of Shares or Share Termination Delivery Property hereunder at any time after two years from the Premium Payment Date shall be eligible for resale under Rule 144(k) of the Securities Act and the Company agrees to promptly remove, or cause the transfer agent for such Shares or Share Termination Delivery Property, to remove, any legends referring to any restrictions on resale under the Securities Act from the Shares or Share Termination Delivery Property. The Company further agrees, for any delivery of Shares or Share Termination Delivery Property hereunder at any time after one year from the Premium Payment Date but within two years of the Premium Payment Date, to the extent the holder of this Warrant then satisfies the holding period and other requirements of Rule 144 of the Securities Act, to promptly remove, or cause the transfer agent for such Shares or Share Termination Delivery Property to remove, any legends referring to any such restrictions or requirements from such Shares or Share Termination Delivery Property. Such Shares or Share Termination Delivery Property will be de-legended upon delivery by JPMorgan (or such affiliate of JPMorgan) to the Company or such transfer agent of customary seller's and broker's representation letters in connection with resales of restricted securities pursuant to Rule 144 of the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by JPMorgan (or such affiliate of JPMorgan). The Company further agrees that any delivery of Shares or Share Termination Delivery Property prior to the date that is one year from the Premium Payment Date, may be transferred by and among JPMorgan and its affiliates in compliance with applicable law and the Company shall effect such transfer without any further action by JPMorgan. Notwithstanding anything to the contrary herein, to the extent the provisions of Rule 144 of the Securities Act or any successor rule are amended, or the applicable interpretation thereof by the Securities and Exchange Commission or any court change after the Trade Date, the agreements of the Company herein shall be deemed modified to the extent necessary, in the opinion of counsel of the Company, to comply with Rule 144 of the Securities Act, including Rule 144(k) as in effect at the time of delivery of the relevant Shares or Share Termination Delivery Property.

      (t) Additional Termination Event. If within the period commencing on the Trade Date and ending on the second anniversary of the Trade Date, an event shall occur, as a result of which, based on the advice of counsel, JPMorgan reasonably determines that it is advisable to terminate a portion of this Transaction to comply with applicable securities laws, rules or regulations, the occurrence of such event shall constitute an Additional Termination Event under the Agreement permitting JPMorgan to terminate a portion of this Transaction in respect of which (1) the Company shall be the sole Affected Party and (2) this Transaction shall be the sole Affected Transaction; provided, however, that JPMorgan shall have the right to effect such termination only to the extent reasonably necessary to comply with such laws, rules or regulations.

      (u) Right to Extend. JPMorgan may delay any Settlement Date or any other date of delivery by JPMorgan, with respect to some or all of the Warrants hereunder, if JPMorgan reasonably determines, in its discretion, that such extension is reasonably necessary to enable JPMorgan to effect purchases of Shares in connection with its hedging activity hereunder in a manner that would be in compliance with applicable legal and regulatory requirements.

      (v) Governing Law. New York law (without reference to choice of law doctrine).

      (w) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Transaction. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and
            (ii) acknowledges that it and the other party have been induced to enter into this Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

      (x) Maximum Share Delivery. Notwithstanding any other provision of this Confirmation or the Agreement, in no event will the Company be required to deliver more than the Maximum Amount of Shares in the aggregate to JPMorgan in connection with this Transaction, subject to the provisions regarding Deficit Restricted Shares.

      (y) Status of Claims in Bankruptcy. JPMorgan acknowledges and agrees that this confirmation is not intended to convey to JPMorgan rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of the Company; provided, however, that nothing herein shall limit or shall be deemed to limit

            JPMorgan's right to pursue remedies in the event of a breach by the Company of its obligations and agreements with respect to this Confirmation and the Agreement; and provided, further, that nothing herein shall limit or shall be deemed to limit JPMorgan's rights in respect of any transaction other than the Transaction.

      (z) Tax Advice. JPMorgan and its affiliates do not provide tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by JPMorgan to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then the statement expressed above is being delivered to support the promotion or marketing of the transaction or matter addressed and the recipient should seek advice based on its particular circumstances from an independent tax advisor. Notwithstanding anything herein to the contrary, the sender and any intended recipient of this communication (and any of its employees, representatives and other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment or tax structure of this transaction.

                                                                 JPMorgan [LOGO]

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it in the manner indicated in the attached cover letter.

                                 Very truly yours,

                                       J.P. Morgan Securities Inc., as agent for
                                       JPMorgan Chase Bank, National Association

                                       By: /s/ Sudheer Tegulapalle
                                           -------------------------------------
                                       Authorized Signatory
                                       Name: Sudheer Tegulapalle

Accepted and confirmed
as of the Trade Date:

ALBANY INTERNATIONAL CORP.

By: /s/ David C. Michaels
    ----------------------------
Authorized Signatory
Name: David C. Michaels


                    JPMorgan Chase Bank, National Association
 Organised under the laws of the United States as a National Banking Association
             Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
          Registered as a branch in England & Wales branch No. BR000746
            Registered Branch Office 125 London Wall, London EC2Y 5AJ
          Authorised and regulated by the Financial Services Authority

                                                                         Annex A

                             Form of Legal Opinion

                                       23